UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

AEROFLEX HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34974	01-0899019
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

AEROFLEX INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	033-88878	11-1974412
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

35 South Service Road, P.O. Box 6022
Plainview, New York		11803
(Address of Principal Executive Offices)		(Zip Code)

(516) 694-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On April 25, 2011, Aeroflex Incorporated, a wholly owned subsidiary of Aeroflex Holding Corp., issued a press release announcing that it has commenced a cash tender offer for any and all of its outstanding 11.75% Senior Notes due 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated April 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX HOLDING CORP.

By:	/s/ John Adamovich, Jr.
John Adamovich, Jr.
Senior Vice President, Chief
Financial Officer and Secretary

AEROFLEX INCORPORATED

By:	/s/ John Adamovich, Jr.
John Adamovich, Jr.
Senior Vice President, Chief
Financial Officer and Secretary

Date: April 25, 2011